Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in the undersigned’s capacity as Director of Kinder Morgan, Inc., constitutes and appoints Steven J. Kean, Kimberly A. Dang and Catherine C. James, and each of them, any one of whom may act without joinder of the others, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 of Kinder Morgan, Inc. and the subsidiary guarantors thereto (the “Registration Statement”) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 22nd day of July, 2020.

/s/ RICHARD D. KINDER

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in the undersigned’s capacity as Director of Kinder Morgan, Inc., constitutes and appoints Steven J. Kean, Kimberly A. Dang and Catherine C. James, and each of them, any one of whom may act without joinder of the others, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 of Kinder Morgan, Inc. and the subsidiary guarantors thereto (the “Registration Statement”) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 22nd day of July, 2020.

/s/ TED A. GARDNER

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in the undersigned’s capacity as Director of Kinder Morgan, Inc., constitutes and appoints Steven J. Kean, Kimberly A. Dang and Catherine C. James, and each of them, any one of whom may act without joinder of the others, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 of Kinder Morgan, Inc. and the subsidiary guarantors thereto (the “Registration Statement”) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 22nd day of July, 2020.

/s/ ANTHONY W. HALL, JR.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in the undersigned’s capacity as Director of Kinder Morgan, Inc., constitutes and appoints Steven J. Kean, Kimberly A. Dang and Catherine C. James, and each of them, any one of whom may act without joinder of the others, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 of Kinder Morgan, Inc. and the subsidiary guarantors thereto (the “Registration Statement”) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 22nd day of July, 2020.

/s/ GARY L. HULTQUIST

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in the undersigned’s capacity as Director of Kinder Morgan, Inc., constitutes and appoints Steven J. Kean, Kimberly A. Dang and Catherine C. James, and each of them, any one of whom may act without joinder of the others, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 of Kinder Morgan, Inc. and the subsidiary guarantors thereto (the “Registration Statement”) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 22nd day of July, 2020.

/s/ RONALD L. KUEHN, JR.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in the undersigned’s capacity as Director of Kinder Morgan, Inc., constitutes and appoints Steven J. Kean, Kimberly A. Dang and Catherine C. James, and each of them, any one of whom may act without joinder of the others, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 of Kinder Morgan, Inc. and the subsidiary guarantors thereto (the “Registration Statement”) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 22nd day of July, 2020.

/s/ DEBORAH A. MACDONALD

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in the undersigned’s capacity as Director of Kinder Morgan, Inc., constitutes and appoints Steven J. Kean, Kimberly A. Dang and Catherine C. James, and each of them, any one of whom may act without joinder of the others, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 of Kinder Morgan, Inc. and the subsidiary guarantors thereto (the “Registration Statement”) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 22nd day of July, 2020.

/s/ MICHAEL C. MORGAN

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in the undersigned’s capacity as Director of Kinder Morgan, Inc., constitutes and appoints Steven J. Kean, Kimberly A. Dang and Catherine C. James, and each of them, any one of whom may act without joinder of the others, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 of Kinder Morgan, Inc. and the subsidiary guarantors thereto (the “Registration Statement”) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 22nd day of July, 2020.

/s/ ARTHUR C. REICHSTETTER

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in the undersigned’s capacity as Director of Kinder Morgan, Inc., constitutes and appoints Steven J. Kean, Kimberly A. Dang and Catherine C. James, and each of them, any one of whom may act without joinder of the others, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 of Kinder Morgan, Inc. and the subsidiary guarantors thereto (the “Registration Statement”) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 22nd day of July, 2020.

/s/ FAYEZ SAROFIM

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in the undersigned’s capacity as Director of Kinder Morgan, Inc., constitutes and appoints Steven J. Kean, Kimberly A. Dang and Catherine C. James, and each of them, any one of whom may act without joinder of the others, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 of Kinder Morgan, Inc. and the subsidiary guarantors thereto (the “Registration Statement”) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 22nd day of July, 2020.

/s/ C. PARK SHAPER

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in the undersigned’s capacity as Director of Kinder Morgan, Inc., constitutes and appoints Steven J. Kean, Kimberly A. Dang and Catherine C. James, and each of them, any one of whom may act without joinder of the others, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 of Kinder Morgan, Inc. and the subsidiary guarantors thereto (the “Registration Statement”) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 22nd day of July, 2020.

/s/ WILLIAM A. SMITH

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in the undersigned’s capacity as Director of Kinder Morgan, Inc., constitutes and appoints Steven J. Kean, Kimberly A. Dang and Catherine C. James, and each of them, any one of whom may act without joinder of the others, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 of Kinder Morgan, Inc. and the subsidiary guarantors thereto (the “Registration Statement”) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 22nd day of July, 2020.

/s/ JOEL V. STAFF

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in the undersigned’s capacity as Director of Kinder Morgan, Inc., constitutes and appoints Steven J. Kean, Kimberly A. Dang and Catherine C. James, and each of them, any one of whom may act without joinder of the others, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 of Kinder Morgan, Inc. and the subsidiary guarantors thereto (the “Registration Statement”) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 22nd day of July, 2020.

/s/ ROBERT F. VAGT

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in the undersigned’s capacity as Director of Kinder Morgan, Inc., constitutes and appoints Steven J. Kean, Kimberly A. Dang and Catherine C. James, and each of them, any one of whom may act without joinder of the others, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 of Kinder Morgan, Inc. and the subsidiary guarantors thereto (the “Registration Statement”) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 22nd day of July, 2020.

/s/ PERRY M. WAUGHTAL

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in the undersigned’s capacity as President of Kinder Morgan, Inc., constitutes and appoints Steven J. Kean and Catherine C. James, and each of them, any one of whom may act without joinder of the others, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 of Kinder Morgan, Inc. and the subsidiary guarantors thereto (the “Registration Statement”) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 22nd day of July, 2020.

/s/ KIMBERLY A. DANG

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in the undersigned’s capacity as Director of Kinder Morgan, Inc., constitutes and appoints Kimberly A. Dang and Catherine C. James, and each of them, any one of whom may act without joinder of the others, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 of Kinder Morgan, Inc. and the subsidiary guarantors thereto (the “Registration Statement”) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 22nd day of July, 2020.

/s/ STEVEN J. KEAN